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                                                     EXHIBIT 4(e)

GOLDEN AMERICAN LIFE INSURANCE COMPANY             MODIFIED GUARANTEED ANNUITY
PO BOX 2700 WEST CHESTER, PA 19380-2700                            APPLICATION
PHONE: (800) 366-0066
Express Mail:ING Variable Annuities 1475 Dunwoody Drive West Chester, PA 19380
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|1. POLICY OWNER                    JOINT OWNER                    |
|                                   (Not applicable if qualified plan)         |
|Name___________________________    Name_______________________________        |
|Address________________________    Address____________________________        |
|City________ State___ Zip______    City__________ State_____ Zip______        |
|__Male __Female                    __Male __Female                    |
|Date of Birth ____/____/____       Date of Birth____/____/____            |
|Social Security Number_________    Social Security Number_____________        |
|                                          |
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|2. ANNUITANT                       JOINT ANNUITANT                |
|(If different from owner)          (Not applicable if qualified plan)         |
|Name___________________________    Name_______________________________        |
|Address________________________    Address____________________________        |
|City________ State___ Zip______    City__________ State_____ Zip______        |
|__Male __Female                    __Male __Female                    |
|Date of Birth ____/____/____       Date of Birth____/____/____            |
|Social Security Number_________    Social Security Number_____________        |
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|3. PRIMARY BENEFICIARY(IES)                               |
|FULL NAME(S)    RELATIONSHIP TO OWNER     SOCIAL SECURITY #     % TO RECEIVE  |
|______________________________________________________________________________|
|                                          |
|______________________________________________________________________________|
|                                          |
|______________________________________________________________________________|
|(Add separate sheet signed by policyowner for additional/contingent           |
|beneficiary information.)                             |
|                                          |
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|4. POLICY INFORMATION                                 |
|GOLDENSELECT Guarantee Annuity                            |
|Guarantee Period    1     3       5       6        7       8      9      10   |
|Initial Premium ______ _______ _______ ________ _______ _______ ______ _______|
|Total Premium _____________                               |
|                                          |
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|5. TYPE OF ANNUITY                                |
|IRA Indicate contribution amount and appropriate tax year________________     |
|__IRA Rollover    __SEP IRA    __SAR SEP IRA                      |
|__403(B) TSA Transfer    __401(a) Plan    __Conduit IRA               |
|__Roth IRA     If transfer, provide original conversion date______________    |
|__Simple IRA Transfer Provide establishment date____________              |
|__Other__________________________                         |
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|6. REPLACEMENT                                    |
|IS THE POLICY APPLIED FOR TO REPLACE OR CHANGE ANY EXISTING LIFE          |
|INSURANCE OR ANNUITY CONTRACT?    __YES    __NO                   |
|______________________________________________________________________________|
|Company Name         Policy Number                Cash Value              |
|                                          |
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|7. SPECIAL REMARKS                                |
|                                          |
|                                          |
|                                          |
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|8. OWNER(S) ACKNOWLEDGEMENTS                              |
|Please read the following statements carefully and sign on the back:          |
|                                          |
|BY SIGNING, I ACKNOWLEDGE RECEIPT OF THE PROSPECTUS. I AGREE THAT, TO         |
|THE BEST OF MY KNOWLEDGE AND BELIEF, ALL STATEMENTS AND ANSWERS ABOVE         |
|ARE COMPLETE AND TRUE AND MAY BE RELIED UPON IN DETERMINING WHETHER TO        |
|ISSUE THE CONTRACT. ONLY THE OWNER AND GOLDEN AMERICAN HAVE THE AUTHORITY     |
|TO MODIFY THIS DOCUMENT.                              |
|                                          |
|CONTRACTS AND POLICIES AND UNDERLYING SERIES SHARES OR SECURITIES WHICH       |
|FUND CONTRACTS AND POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER          |
|AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE        |
|NOT BANK GUARANTEED. ALSO, THEY ARE SUBJECT TO MARKET FLUCTUATION,            |
|INVESTMENT RISK AND POSSIBLE LOSS OF PRINCIPAL INVESTED.              |
|                                          |
|I UNDERSTAND THAT ANY AMOUNT ALLOCATED TO A GUARANTEE PERIOD MAY BE SUBJECT   |
|TO A MARKET VALUE ADJUSTMENT, WHICH MAY CAUSE THE VALUES TO INCREASE OR       |
|DECREASE, PRIOR TO A SPECIFIED DATE OR DATES AS SPECIFIED IN THE CONTRACT.    |
|(CONTINUED ON BACK)                                   |
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GA-GIA-1070                                                     107753 6/2000


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|MY SIGNATURE CERTIFIES, UNDER PENALTY OF PERJURY, THAT THE TAXPAYER           |
|IDENTIFICATION NUMBER PROVIDED IS CORRECT. I AM NOT SUBJECT TO BACKUP         |
|WITHHOLDING BECAUSE: I AM EXEMPT; OR I HAVE NOT BEEN NOTIFIED THAT I AM       |
|SUBJECT TO BACKUP WITHHOLDINGS RESULTING FROM FAILURE TO REPORT ALL           |
|INTEREST DIVIDENDS; OR I HAVE BEEN NOTIFIED THAT I AM NO LONGER SUBJECT       |
|TO BACKUP WITHHOLDING. (STRIKE OUT THE PRECEDING SENTENCE IF SUBJECT TO       |
|BACKUP WITHHOLDING.) THE IRS DOES NOT REQUIRE MY CONSENT TO ANY PROVISION     |
|OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP       |
|WITHHOLDING.                                      |
|                                          |
|The following states acknowledgement of a fraud warning statement. Please     |
|refer to the fraud warning statement for your state as indicated below. Check |
|the appropriate box pertaining to your resident state, sign and date at the   |
|bottom of this section (if your state is not listed, simply sign and date at  |
|the bottom).                                      |
|                                          |
|__ARKANSAS, COLORADO, KENTUCKY, WASHINGTON DC. Any person who knowingly       |
|and with intent to defraud any insurance company or other person files an     |
|application containing any materialy false information, or conceals for the   |
|purpose of misleading information concerning any fact material thereto,       |
|commits a fraudulent insurance act, which is a crime.                 |
|                                          |
|__MAINE. It is a crime to knowingly provide false, incomplete or misleading   |
|information to an insurance company for the purpose of defrauding the company.|
|Penalties may include imprisonment, fines, or denial of insurance benefits.   |
|                                          |
|__MINNESOTA. This policy/contract/certificate is not protected by the         |
|                                          |
|Minnesota Life and Health Insurance Guaranty Association or the           |
|Minnesota Insurance Guaranty Association. In the case of insolvency,          |
|payment of claims is not guaranteed. Only the assets of this insurer          |
|will be available to pay your claim.                          |
|                                          |
|__NEW MEXICO. Any person who knowingly presents a false or fraudulent         |
|claim for payment of a loss or benefit or knowingly presents              |
|false information in an application for insurance is guilty of a crime        |
|and may be subject to civil fines and criminal penalties.             |
|                                          |
|__NEW JERSEY. Any person who includes any false or misleading information     |
|on an application for ani insurance policy is subject to criminal and         |
|civil penalties.                                  |
|                                          |
|__OHIO. Any person who submits an application or files a claim containing     |
|a false or deceptive statement, with intent to defraud or knowingly           |
|facilitating a fraud against an insurer, is guilty of insurance fraud.        |
|                                          |
|__PENNSYLVANIA. Any person who knowingly and with intent to defraud any       |
|insurance company or other person files an application containing         |
|any materialy false information, or conceals for the purpose of           |
|misleading information concerning any fact material thereto, commits          |
|a fraudulent insurance act, which is a crime and subjects such person         |
|to criminal and civil penalties.                          |
|                                          |
|__VIRGINIA. Any person who, with intent to defraud or knowing that he is      |
|facilitating a fraud against an insurer, submits an application or        |
|files a claim containing a false or deceptive statement may have          |
|violated the state law.                               |
|                                          |
|Signed at: City____________________ State____ Date ____/____/____         |
|________________________   (_____)_____-_________   _________________________ |
|Owner's Signature          Telephone Number Joint   Owner's Signature         |
|                                          |
|On receiving your written request, we will provide you with information       |
|regarding the benefits and provisions of the annuity contract for which       |
|you have applied. If you are not satisfied, you may cancel your policy by     |
|returning it within 10 days after the date you receive it along with a signed |
|statement requesting a free look. Any premium paid for the returned policy    |
|will be refunded without interest.                        |
|                                          |
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|9. AGENT'S REPORT: To the best of your knowledge, does the policy applied for |
|involve replacement or modification of any existing life insurance or annuity |
|contract? __Yes  __No If yes, submit required replacement forms.          |
|                                          |
|Producer Contract                          Employee Contract              |
|Client's Account Number: __________________                       |
|                                          |
|______________________________________________________________________________|
|Agent Signature   Print Agent Name    Social Security #   Broker/Dealer/Branch|
|                                          |
|                                          |
|                                          |
|                                          |
|                                          |
|                                          |
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GA-GIA-1070 107753                                               6/2000


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